DEBT	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
DEBT	DEBT

		As of December 31, 2022	As of December 31, 2021
(In thousands)	Maturity Date	(Successor)	(Predecessor)
2022 Term Loan	July 2026	$170,652	$—
2022 Revolving Credit Facility	July 2026	14,117	—
Predecessor 2021 Term Loan	March 2026	—	109,175
Predecessor 2021 Revolving Credit Facility	March 2026	—	15,000
Predecessor 2018 Term Loan	December 2023	—	—
Predecessor 2018 Revolving Credit Facility	December 2023	—	—
Predecessor PPP Loan	May 2022	—	—
Unamortized debt issuance costs		(5,445)	(5,310)
Net carrying amount		$179,324	$118,865
Less: Current portion of long-term debt		(20,095)	(15,442)
Total long-term portion		$159,229	$103,423
Successor 2022 Credit Agreement
In June 2022, the Borrower, a wholly-owned subsidiary of the Company, together with Waldencast Partners LP and certain of its subsidiaries as guarantors, entered into the 2022 Credit Agreement with the Lenders and JPMorgan, as administrative agent for the Lenders. The 2022 Credit Agreement provides the Company with access to a term loan of $175.0 million (the “2022 Term Loan”) and a revolving credit capacity with borrowing capacity of up to $50.0 million (the “2022 Revolving Credit Facility”), of which up to $7.5 million may be available, at Borrower’s option, to be drawn in form of letters of credit (“2022 Letter of Credit”). The 2022 Credit Agreement is secured by the assets of the Company. The 2022 Credit Agreement restricts the Company’s ability to make certain distributions or dividends, subject to a number of enumerated exceptions, which restrictions will not apply at any time the Company’s Leverage Ratio is below 2.5X.
The 2022 Credit Agreement matures on July 27, 2026, four years following the funding date. The Company may elect to borrow either alternate base rate borrowings or term benchmark borrowings. Each draw that is an alternate base rate borrowing bears interest at an Alternate Base Rate (as defined in the 2022 Credit Agreement) plus the applicable rate of 2.5% per annum. Each draw that is a term benchmark borrowing bears interest at the Term SOFR Rate (as defined in the 2022 Credit Agreement), which resets periodically, plus 0.1% and the applicable rate of 3.5% per annum. As of December 31, 2022, borrowings under the 2022 Credit Agreement consisted entirely of term benchmark borrowings at a borrowing rate of 7.9%. The carrying amount of debt approximates fair value due to the adjusting interest rates of the term loan, which approximate current market rates.
In connection with the issuance of the 2022 Credit Agreement, the Company incurred $6.3 million of debt issuance costs. As of December 31, 2022, the Company had unpaid principal of $170.7 million and $14.1 million on the 2022 Term Loan and the 2022 Revolving Credit Facility, respectively. The 2022 Term Loan and the 2022 Revolving Credit Facility had total unamortized debt issuance costs of $5.4 million as of December 31, 2022. As of December 31, 2022, the weighted average interest rate was 6.6% for the 2022 Term Loan and the 2022 Revolving Credit Facility. The current portion of the 2022 Term Loan and the 2022 Revolving Credit Facility was $8.4 million and $14.1 million, respectively. The current portion of the unamortized debt issuance costs on the 2022 Term Loan and the 2022 Revolving Credit Facility was $1.2 million and $1.2 million, respectively. The accrued interest was $0.1 million as of December 31, 2022. Unamortized debt issuance costs on the 2022 Letter of Credit is $0.2 million, of which $51,000 was recognized in other current assets and $0.1 million was recognized in other assets in the consolidated balance sheets.
Scheduled maturities under the Company’s 2022 Credit Agreement as of December 31, 2022 (Successor Period) are as follows :
(In thousands)

Year ending December 31,
2023	$22,490
2024	7,963
2025	11,264
2026	143,052
2027	—
Total unpaid principal	$184,769
Waiver and Consent and Amendment to the 2022 Credit Agreement

In September 2022, the Borrower entered into a technical amendment to the 2022 Credit Agreement to cure a technical error and clarify when the first amortization payment under the 2022 Credit Agreement is due and payable.

In May 2023, the Borrower entered into a waiver and consent agreement with JPMorgan and the required Lenders to, among other things, waive certain defaults or events of default that had or would have resulted from the failure to deliver certain financial information and related reports. In June 2023, the Borrower entered into a subsequent waiver and consent agreement with JPMorgan and the required Lenders, pursuant to which they agreed to, among other things, (a) continue to waive certain defaults or events of default that had or would have resulted from the failure to deliver certain financial information and related reports and (b) suspend the testing of certain financial covenants in the 2022 Credit Agreement.

In August 2023, the Borrower entered into a subsequent waiver and consent agreement with JPMorgan and the required Lenders, pursuant to which they agreed to, among other things, (i) waive any default or event of default that has or would result from the failure to deliver the financial information and related reports with respect to the fiscal year of the Borrower ended December 31, 2022 and the fiscal quarters of the Borrower ended March 31, 2023 and June 30, 2023, respectively and (ii) suspend the testing of certain financial covenants set forth in the 2022 Credit Agreement. Such waiver would remain in effect until September 15, 2023.

In September 2023, the Borrower and Waldencast Partners LP entered into the second amendment and waiver to the 2022 Credit Agreement (the “Amendment”) with JPMorgan and the required Lenders, pursuant to which they agreed to (i) waive any default or event of default that has or would result from (a) the failure to deliver the financial information and related reports with respect to the fiscal year of the Borrower ended December 31, 2022 and the fiscal quarters of the Borrower ended March 31, 2023 and June 30, 2023, respectively, (b) any inaccuracy or misrepresentation in certain historical financial statements previously delivered to JPMorgan and (c) certain historical breaches of the financial covenants and (ii) amend the 2022 Credit Agreement to, among other things, modify the existing financial covenant tests. The Borrower is required to deliver certain of the financial information described in (i)(a) above by December 31, 2023 (the “Waiver Expiration Date”). Failure to deliver the required audited financial information and certain other deliverables on or prior to the Waiver Expiration Date will result in an event of default under the 2022 Credit Agreement (unless otherwise waived or extended). The Amendment also (i) included additional restrictions on the Borrower’s, Waldencast Partners LP's and certain of their subsidiaries’ ability to incur certain types of additional indebtedness, make certain acquisitions and investments, create certain liens, dispose of certain assets and make certain types of restricted payments, (ii) established a minimum liquidity covenant of $15.0 million, which is certified on a monthly basis, and (iii) introduced additional financial reporting obligations, in each case until the earlier of September 30, 2024 or such earlier time that the Borrower elects to test the financial covenants in the same manner as prior to giving effect to the Amendment.

The Borrower subsequently delivered unaudited financial information and related reports with respect to the fiscal quarters of the Borrower ended March 31, 2023 and June 30, 2023. In December 2023, the Borrower entered into a subsequent waiver and consent agreement with JPMorgan and the required Lenders, pursuant to which they agreed, among other things, to waive any default or event of default that has or would result from the failure to deliver the financial information and related reports with respect to the fiscal year of the Borrower ended December 31, 2022. Such waiver shall remain in effect until January 15, 2024.
Predecessor 2021 Credit Agreement
In March 2021, Obagi replaced its Predecessor 2018 Credit Agreement (described below) for a new financing agreement with a syndicate of lenders, including TCW Asset Management Company LLC as administrative agent for the lenders (the “2021 Credit Agreement”). The terms and conditions of the 2018 Credit Agreement and the 2021 Credit Agreement limited the ability of Obagi and its wholly-owned subsidiaries to declare dividends or make other distributions, directly or indirectly, to its shareholder, subject to certain enumerated exceptions, including, but not limited to, dividends up to a specified amount if Obagi was able to achieve certain “Consolidated Total Leverage Ratios” thresholds. Due to the aforementioned restrictions, substantially all of the net assets of Obagi’s subsidiaries were restricted.
The 2021 Credit Agreement included a term loan of $110.0 million (the “2021 Term Loan”) and a revolving credit facility with borrowing capacity of up to $40.0 million (“2021 Revolving Credit Facility”). Both the 2021 Term Loan and the 2021 Revolving Credit Facility were due to mature in March 2026. The 2021 Term Loan and 2021 Revolving Credit Facility bore interest at the LIBOR plus an applicable margin, as determined by the Company’s leverage ratios, and were subject to LIBOR succession provisions. In connection with the issuance of the 2021 Credit Agreement, the Company incurred $6.4 million of debt issuance costs. The 2021 Credit Agreement was secured by the assets of the Company.
As of December 31, 2021 (Predecessor Period), the Company had unpaid principal of $109.2 million, and unamortized debt issuance costs of $3.9 million on the 2021 Term Loan. The interest rate was 8.5% and there was no accrued interest as of December 31, 2021 (Predecessor Period). The current portion of the 2021 Term Loan and 2021 Revolving Credit Facility was $2.8 million and $15.0 million, respectively. The current portion of the unamortized debt issuance costs on the 2021 Term Loan and 2021 Revolving Credit Facility was $0.9 million and $1.4 million, respectively. The outstanding debt under the Predecessor 2021 Credit Agreement was paid in full as part of Waldencast’s acquisition of Obagi.
Predecessor 2018 Credit Agreement
In December 2018, and subject to amendments in March 2020 and November 2020, Obagi entered into a credit agreement (the “2018 Credit Agreement”) with a syndicate of banks, including Wells Fargo Bank, National Association (“Wells Fargo”) as administrative agent for the banks (the “Syndicate of Banks”). The 2018 Credit Agreement included a term loan of $90.0 million (the “2018 Term Loan”) and a revolving credit facility with borrowing capacity of up to $35.0 million (“2018 Revolving Credit Facility”). Both the 2018 Term Loan and the 2018 Revolving Credit Facility were due to mature in December 2023. In connection with the issuance of the 2018 Credit Agreement, the Company incurred $2.9 million of debt issuance costs.
Upon settlement of the debt with proceeds from the Predecessor 2021 Credit Agreement, the Company recorded a loss on extinguishment of the 2018 Credit Agreement of $2.3 million to loss on extinguishment of debt in the accompanying consolidated statements of operations and comprehensive loss for the year ended December 31, 2021 (Predecessor Period), which consisted of expensing unamortized debt issuance costs.
Predecessor PPP Loan
In May 2020, the Company received loan proceeds in the amount of $6.8 million under the Paycheck Protection Program (“PPP”) from MUFG Union Bank (the “PPP Loan”). The PPP, established as part of the Coronavirus aid, Relief and Economic Security Act (“CARES Act”), provided for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The PPP Loan accrued interest at a rate of 1%. The PPP Loan and accrued interest were forgivable after eight or twenty-four weeks as long as the borrower used the proceeds for eligible purposes, including payroll, benefits, rent and utilities and maintains its payroll levels. The Company used the proceeds for purposes consistent with the PPP, and in 2021, received approval from MUFG Union Bank and the Small Business Administration (“SBA”) for forgiveness of the full amount of its PPP Loan, inclusive of accrued interest of $74,000. The Company recognized a gain on PPP Loan forgiveness of $6.8 million for the year ended December 31, 2021 (Predecessor Period).
In February 2023, the Company was notified by its lender that the SBA had requested additional documents relating to the Company’s PPP Loan. The Company provided the required documentation and no further communication has been received in response.